iShares®

iShares U.S. ETF Trust

Supplement dated September 30, 2022 (the “Supplement”)

to the Summary Prospectus and Prospectus, each dated March 1, 2022,

for the BlackRock Ultra Short-Term Bond ETF (ICSH) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with the Summary Prospectus and Prospectus for the Fund.

The following changes for the Fund will be effective on September 30, 2022.

Effective September 30, 2022, Eric Hiatt has replaced Richard Mejzak as Portfolio Manager of the Fund. References to Mr. Mejzak as a Portfolio Manager of the Fund are hereby removed from the Summary Prospectus and Prospectus.

In addition, the following changes are made to the Fund’s Summary Prospectus and Prospectus:

In the sections “Management – Portfolio Managers” of the Fund’s Summary Prospectus and Prospectus, Eric Hiatt is added to the list of Portfolio Managers primarily responsible for the day-to-day management of the Fund. Mr. Hiatt has been a Portfolio Manager of the Fund since 2022.

In the section “Management – Portfolio Managers” of the Fund’s Prospectus, the following is added:

Eric Hiatt has been employed by BFA or its affiliates as a portfolio manager since 2012. Prior to that Mr. Hiatt was Senior Vice President and Portfolio Manager at Dwight Asset Management from 2009 to 2012. Mr. Hiatt has been a Portfolio Manager of the Fund since 2022.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-ICSH-0922

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE